Exhibit 99.1

Motion Acquisition Corp. and DocGo Announce Shareholder Approval Of Business Combination

November 2, 2021 -- (New York, NY) – Motion Acquisition Corp. (“Motion”) (Nasdaq: MOTN), a special purpose acquisition company, and its merger partner Ambulnz, Inc., dba DocGo, a leading provider of Mobile Health services and integrated medical mobility solutions, announced today that their previously-announced business combination was approved by Motion’s stockholders during an Annual Meeting today in which 99% of the votes cast were voted in favor of the business combination. Holders of shares representing approximately 60% of the shares issued in Motion’s initial public offering exercised their redemption rights. The parties will now look to complete the proposed business combination as soon as possible subject to the parties satisfying all other remaining closing conditions.

About DocGo

DocGo is a leading provider of last-mile Mobile Health services and integrated medical mobility solutions. DocGo is disrupting the traditional four-wall healthcare system by providing care at the scale of humanity. DocGo’s innovative technology and dedicated field staff of certified health professionals elevate the quality of patient care and drive business efficiencies for facilities, hospital networks and health insurance providers. With Mobile Health, DocGo empowers the full promise and potential of telehealth by facilitating healthcare treatment, in tandem with a remote physician, in the comfort of a patient’s home or workplace. Together with DocGo’s integrated Ambulnz medical transport services, DocGo is bridging the gap between physical and virtual care. For more information, please visit www.docgo.com.

About Motion Acquisition Corp.

Motion Acquisition Corp. is a special purpose acquisition company (SPAC) founded by a management team and board comprised of seasoned business executives recognized as pioneers in the transportation software and technology sector that possess substantial operating and acquisition experience. Motion is listed on Nasdaq under the ticker symbol “MOTN.” For more information, please visit https://motionacquisition.com/.

Additional Information and Where to Find It

This press release relates to a proposed transaction between DocGo and Motion. Investors and security holders of Motion are urged to read the Registration Statement, which includes a final proxy statement/consent solicitation/prospectus, and any supplements thereto, and all other relevant documents filed or that will be filed with the SEC in connection with the proposed Business Combination as they become available because they will contain important information about DocGo, Motion, and the proposed Business Combination. Investors and security holders will be able to obtain free copies of the Registration Statement, the proxy statement/consent solicitation/prospectus and all other relevant documents filed or that will be filed with the SEC by Motion, once such documents are filed, through the website maintained by the SEC at www.sec.gov.

The documents filed by Motion with the SEC also may be obtained free of charge at Motion’s website at https://motionacquisition.com or upon written request to Motion’s counsel, Graubard Miller, 405 Lexington Avenue, New York, NY 10174. The information contained on, or that may be accessed through, the websites referenced in this press release is not incorporated by reference into, and is not a part of, this press release.

No Offer

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such other jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Cautionary Statement Regarding Forward-Looking Statements

This announcement contains forward-looking statements (including within the meaning of Section 21E of the U.S. Securities Exchange Act of 1934, as amended, and Section 27A of the U.S. Securities Act of 1933, as amended) concerning DocGo. These statements include, but are not limited to, statements that address our expected future business and financial performance and statements about (i) our plans, objectives and intentions with respect to future operations, services and products, (ii) our competitive position and opportunities, and (iii) other statements identified by words such as “may”, “will”, “expect”, “intend”, “plan”, “potential”, “believe”, “seek”, “could”, “estimate”, “judgment”, “targeting”, “should”, “anticipate”, “predict” “project”, “aim”, “goal”, “outlook”, “guidance”, and similar words, phrases or expressions. These forward-looking statements are based on management’s current expectations and beliefs, as well as assumptions made by, and information currently available to, management, and current market trends and conditions. Forward-looking statements inherently involve risks and uncertainties, many of which are beyond our control, and which may cause actual results to differ materially from those contained in our forward-looking statements. Accordingly, you should not place undue reliance on such statements. Particular uncertainties that could materially affect current or future results include the ability to satisfy remaining closing conditions and consummate the proposed business combination; possible accounting adjustments made in the process of finalizing reported financial results; any risks associated with global economic conditions and concerns; the effects of global outbreaks of pandemics or contagious diseases or fear of such outbreaks, such as the COVID-19 coronavirus pandemic; competitive pressures; pricing declines; rates of growth in our target markets; our ability to improve gross margins; cost-containment measures; legislative and regulatory actions; the impact of legal proceedings and compliance risks; the impact on our business and reputation in the event of information technology system failures, network disruptions, cyber-attacks, or losses or unauthorized access to, or release of, confidential information; and the ability of the company to comply with laws and regulations regarding data privacy and protection. We undertake no intent or obligation to publicly update or revise any of these forward-looking statements, whether as a result of new information, future events or otherwise.

Investor Contacts:

Blueshirt Capital Advisors
Michael Anderson / Melanie Solomon
ir@docgo.com

Media Contact:

Natalie Weddle

Crowe PR

Docgo@crowepr.com

(646) 916-5314